Rhopressa TM (netarsudil ophthalmic solution) 0.02% Rocket 4 Phase 3 6-Month Topline Results 1 Exhibit 99.1

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cause actual results to differ materially from those contemplated by the statements. In evaluating these
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materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” In particular, the topline Rocket 4 data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
2

Rhopressa
TM
Achieves Positive 6-Month Safety
and Efficacy Results
•
Safety data over the 6 months were consistent with observations in previous
Rhopressa
TM
3-month and 12-month Phase 3 clinical trials
•
There
were
no
drug-related
serious
adverse
events
and
no
evidence
of
treatment-related
systemic
effects
•
The
main
adverse
event
for
Rhopressa™
was
conjunctival
hyperemia,
which
was
reported
in
~48%
of
patients,
scored
as
mild
for
~75%
of
the
patients
and
sporadic
•
Rhopressa
TM
achieved primary efficacy endpoint at month 3 and performance at months 4, 5 and 6 remained within the non-inferiority range compared to timolol at baseline IOPs < 25 mmHg, and also < 27 mmHg
•
Rhopressa
demonstrated
stable
and
consistent
efficacy
across
all
baseline
IOPs
in
the
trial
from
Week
2
to
Month
6
across
multiple
statistical
analyses
(PP/ITT/LOCF)
3
TM

Rocket 4 Trial Design
Patients randomized
1:1
Primary endpoints:
•
Efficacy: Mean IOP at Weeks 2 and 6 and Month 3 for subjects with baseline IOP > 20 mmHg and <25 mmHg
(N= 423 subjects per protocol)
•
Safety: Ocular and systemic safety during a 6-month treatment period
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP >20 mmHg and < 30 mmHg at 8am,
N=708 subjects randomized at 52 US sites
Rhopressa™
(AR-13324) 0.02%
QD (PM)
Timolol 0.5%
BID (AM and
PM)
4
ClinicalTrials.gov Identifier: NCT02558374

Patient Disposition (Topline 6-Month)
Rhopressa
QD
N = 351
Timolol BID
N = 357
Completed
Month
6
243 (69.2%)
314
(88.0%)
Discontinued Prior to Month 6
108 (30.8%)
43 (12.0%)
Discontinued
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
68 (19.4%)
12 (3.4%)
1 (0.3%)
1 (0.3%)
12 (3.4%)
1 (0.3%)
2 (0.6%)
5 (1.4%)
6 (1.7%)
8 (2.2%)
16 (4.5%)
2 (0.6%)
3 (0.8%)
1
(0.3%)
3 (0.8%)
4 (1.1%)
4 (1.1%)
2 (0.6%)
5
++
Data on File
Based on Rocket 4 Topline 6-month safety
TM

Patient Disposition (Topline 6-Month)
(For Baseline IOP <25mmHg)
Rhopressa
QD
N = 214
Timolol BID
N = 209
Completed
Month
6
160 (74.8%)
188 (90.0%)
Discontinued Prior to Month 6
54 (25.2%)
21 (10.0%)
Discontinued
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
34 (15.9%)
7 (3.3%)
1 (0.5%)
0
3 (1.4%)
1 (0.5%)
2 (0.9%)
3 (1.4%)
3 (1.4%)
5 (2.4%)
7 (3.3%)
2 (1.0%)
1
(0.5%)
0
2 (1.0%)
1 (0.5%)
2 (1.0%)
1
(0.5%)
6
++
Data on File
Based on Rocket 4 Topline 3-month and 6-month safety, Rocket 1 3-month, Rocket 2 3-month
Discontinuation prior to Month 3 rate ~ 15% (in ROCKET 1, 2 and 4)
TM

Safety/Tolerability Overview of Rhopressa
TM
(Topline 6-Month)
•
There were no drug-related serious adverse events (SAEs)
•
There was no evidence of treatment-related systemic effects (e.g., clinical laboratory or hematology
values, heart rate or blood
pressure)
•
The most common adverse event was conjunctival hyperemia with
~48% incidence and was scored as mild for ~75% of the patients
–
~ 20% of all patients had hyperemia at baseline
–
Only ~10% of patients had hyperemia on each study visit day from week 2 to month 6
•
Other ocular AEs
–
AEs occurring in ~5-25% of subjects receiving Rhopressa
included: cornea verticillata, conjunctival hemorrhage, lacrimation increased, erythema of eyelid and vision blurred
7
++Data on File
Based on Rocket 4 Topline 6-month safety
TM

Rhopressa
TM
Phase 3 Safety Profile
(Topline 6-Month)
Adverse Events
(
5% in any group)
Rhopressa
QD
N
= 351
Timolol
BID
N
= 357
Eye Disorders
Conjunctival Hyperemia
168 (47.9%)
33 (9.2%)
Cornea Verticillata
86 (24.5%)
0 (0.0%)
Conjunctival Hemorrhage
56 (16.0%)
11 (3.1%)
Lacrimation Increased
26 (7.4%)
5 (1.4%)
Erythema of Eyelid
26 (7.4%)
2 (0.4%)
Vision Blurred
22 ( 6.3%)
4 (1.1%)
Administration Site Conditions
Instillation Site Pain
83 (23.6%)
92 (25.8%)
Instillation
Site Erythema
36 (10.3%)
4 (1.1%)
Patients with known contraindications or hypersensitivity to timolol were excluded
8
++Data on File
Based on Rocket 4 Topline 6-month safety
TM

No Change in Mean Hyperemia Score Over Time (Topline 6-Month)

Mean Hyperemia
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Rhopressa™ (N=351)
Baseline
W2
W6
M3
M4
M5
M6

Hyperemia severity

0 = none

1 = mild

2 = moderate

3 = severe

- Hyperemia severity did not increase with continued dosing
- Hyperemia was sporadic
  - Only ~10% of patients had hyperemia on each study visit day from week 2 to month 6 (similar to the rates seen 12-month ROCKET 2)
- ~ 20% of all patients had hyperemia at baseline (similar to the rates seen in ROCKET 1 and 2)
- *Only ~4% of all patients discontinued due to hyperemia*

9

When Present, ~75% of Rhopressa
TM
Hyperemia
Graded as Mild
For illustrative purposes only
Grade
Image
Description
0
None/Normal
1
Mild
2
Moderate
3
Severe
10
++
Data on File
Based on Rocket 4 Topline 6-month safety

Timolol Caused Statistically Significant
Reduction in Heart Rate (Rocket 4)
•
Timolol
–
reduced mean heart rate by 2 -
3 beats per minute (average
across all patients; p < 0.0001)
–
maximum change from baseline ~40 beats per minute
•
Despite all measures to exclude patients with possible negative sensitivity to beta-blockers
11
++
Data on File
Based on Rocket 4 Topline 6-month safety

25
24
23
22
21
20
19
18
17
16
15
14
mmHg +/- SEM
Rhopressa™ QD (N=186)
Timolol 0.5% BID (N=186)
Pre-Study
8AM Qual 1
8AM 10AM 4PM
Baseline
8AM 10AM 4PM
Week 2
8AM 10AM 4PM
Week 6
8AM 10AM 4PM
Month 3
8AM 10AM 4PM
Month 4
8AM 10AM 4PM
Month 5
8AM 10AM 4PM
Month 6

Rhopressa
Achieved Non-Inferiority in the Primary Efficacy Analysis
for Baseline IOP < 25 mmHg and Maintained Stable Efficacy
Mean IOP at Each Time Point  (PP) –
Topline 6-Month
12
•
Rhopressa™ performance remained within the non-inferiority
range
++
Data on File
Based on Rocket 4 Topline 6-month safety
TM

Rhopressa™ QD (N=240)
Timolol 0.5% BID (N=248)
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
14
Pre-Study
8AM Qual 1
8AM 10AM 4PM
Baseline
8AM 10AM 4PM
Week 2
8AM 10AM 4PM
Week 6
8AM 10AM 4PM
Month 3
8AM 10AM 4PM
Month 4
8AM 10AM 4PM
Month 5
8AM 10AM 4PM
Month 6

Mean IOP at Each Time Point  (PP) –
Topline 6-Month
13
++
Data on File
Based on Rocket 4 Topline 6-month safety
Rhopressa
TM
Achieved Non-Inferiority for
Baseline IOP < 27 mmHg and Maintained Stable Efficacy
•
Rhopressa™ performance remained within the non-inferiority
range

aerie
Pharmaceuticals, Inc

IOP mmHg + SEM
25
24
23
22
21
20
19
18
17
16
15
22.4
17.7
17.8
17.9
17.9
17.7
17.6

IOP mmHg + SEM
25
24
23
22
21
20
19
18
17
16
15
23.0
18.3
18.4
18.4
18.3
18.4
18.3

Rhopressa
TM
Efficacy Stable through
6 Months 8am IOP
Baseline < 27 mmHg
BL
W2
W6
M3
M4
M5
M6
++
Data on File
Based on Rocket 4 Topline 6-month 8am IOP
14
BL
W2
W6
M3
M4
M5
M6
Baseline < 25 mmHg
Rhopressa™ (n=186)
Rhopressa™ (n=240)

Rhopressa
TM
Once-Daily Performance Summary
To Date
Well researched in over 2,000 clinical patients
Well researched in over 2,000 clinical patients
200+ Ophthalmologists’ and Optometrists’ experience with the new drug class
200+ Ophthalmologists’ and Optometrists’ experience with the new drug class
Once-daily consistent efficacy demonstrated in 4 Phase 3 trials
(Rocket 1, 2, 4 and Mercury 1)
Once-daily consistent efficacy demonstrated in 4 Phase 3 trials
(Rocket 1, 2, 4 and Mercury 1)
Stable efficacy through 12 months
Stable efficacy through 12 months
Well tolerated with no evidence of treatment-related serious or systemic effects
Well tolerated with no evidence of treatment-related serious or systemic effects
Continue to explore additional differentiating attributes e.g., 24-hour
IOP control, trabecular outflow and anti-fibrotic effects
Continue to explore additional differentiating attributes e.g., 24-hour
IOP control, trabecular outflow and anti-fibrotic effects
15